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                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                       Proxy Statement Pursuant to Section

                        14(a) of the Securities Exchange

                         Act of 1934 (Amendment No. ___)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [_]

Check the appropriate box:
[_]  Preliminary proxy statement.           [_] Confidential, for use of the
                                                Commission only (as permitted
                                                by Rule 14a-6(e)(2))
[_]  Definitive proxy statement.
[X]    Definitive additional materials.
[_]  Soliciting material under rule 14a-12


                             Loomis Sayles Investment Trust

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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:


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(2) Aggregate number of securities to which transaction applies:



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(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)    Proposed maximum aggregate value of transaction:

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(5)    Total fee paid:

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[_] Fee paid previously with preliminary materials.

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[_]    Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount previously paid:

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(2)    Form, Schedule or Registration Statement No.:
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(3)    Filing Party:
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(4)    Date Filed:

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                         LOOMIS SAYLES INVESTMENT TRUST
                                TELEPHONE SCRIPT

Introduction

Hello, Mr./Mrs. (Shareholder). I am calling with regard to your investment in the Loomis Sayles Investment Trust. My name is ______________ and I'm a proxy representative with D.F. King & Co. calling at the request of Loomis Sayles. We're currently contacting shareholders of the Funds to assist in getting the necessary proxy vote for the shareholder meetings scheduled for October 15, 2002. Did you receive the proxy materials from the fund?

         If not, then help the shareholder obtain the material he/she requires. If a NOBO, give them the 800# and have them call back when they receive. If registered, we will send the materials directly. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15".

Are you familiar with the proposal?  Do you have any questions?

         Take time to answer all questions carefully. Do not give advice. Remind the shareholder that his/her Board Members have recommended that he/she vote in favor of the proposal. Most questions can be addressed by referring to the proxy statement and reading the appropriate sections.

We apologize if we've called you at an inconvenient time, but as a shareholder, your vote is very important. I can take your vote over the telephone on a recorded line if you'd like. Would that be okay with you?

         Allow the person to give you a response. If the person says he/she has already sent in the proxy, do not ask how he/she voted.

Here is how we will proceed. I will record this phone call. I will ask you for your name, your address and the last 4 digits of your social security number (or Tax Identification Number if shares are registered to an entity), and then I will confirm, that you have received the proxy materials. Then I will take your vote. Within 72 hours, you will be mailed a letter confirming your vote, with instructions on how to make any changes you wish. Are you ready?

Begin the Vote

At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from D.F. King & Co., Inc. on behalf of the Loomis Sayles Investment Trust. Today's date is __________ and the time is __________.

May I please have your full name? If shareholder is an entity, may I please have your title? Can you confirm that you are authorized to direct the voting of Loomis Sayles Investment Trust's shares?

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May I please have your address?

May I have the last 4 digits of your social security number? (If shareholder is an entity, ask for Tax Identification Number)

Input the last 4 digits of the SSN. You may not proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his or her shares. However, if the shareholder continues to resist, you have no choice but to politely end the call.

Have you received the proxy materials?

Actual Voting

Your Fund's Board is asking you to consider a proposal to elect each nominee listed in the proxy statement for trustee of the Loomis Sayles Investment Trust. They have considered the proposal carefully and recommend that you vote to elect all of the nominees as trustees. Would you like to vote to elect all the nominees as trustees as your Fund's Board has recommended? If not, would you like to vote to elect one or more of the nominees?

         For Trustee voting, the only valid responses are:

                                  F = For at least one or more of the nominees. W = Withhold authority for all nominees.
                                  For All Except____________________.

Closing

I have recorded your vote. You have voted (in favor of all the nominees / withheld authority for all nominees). Is that correct? As your voting agent I will execute a written proxy in accordance with your instructions and forward it on to the Loomis Sayles Investment Trust.

In the next 72 hours, we will mail you a letter by first class mail confirming your vote. If you wish to change your vote for any reason, please call us at the phone number listed in the letter. Thank you for your time.

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                         LOOMIS SAYLES INVESTMENT TRUST

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                            Answering Machine Message
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Hello, this message is being left on behalf of your investment in the Loomis
Sayles Investment Trust. You should have recently received proxy materials in the mail concerning the Special Shareholder Meeting to be held on October 15, 2002. After reviewing the mailing information and at your earliest convenience, please sign, date, and return the proxy card in the postage paid envelope provided. If you prefer, you can also vote by Internet or touch-tone telephone by following the instructions included in the mailing information. If you have any questions regarding the information that you are being asked to consider or need new proxy materials, please call our proxy solicitor D.F. King & Co. at 1-800-XXX-XXXX.

Thank you for your consideration.